August 4, 2023

SILK INVEST NEW HORIZONS FRONTIER FUND (the “Fund”)

Supplement to the Prospectus dated October 28, 2022

Effective immediately, the below paragraph is added to the end of each of the Principal Investment Strategy sections beginning on pages 2 and 9 of the prospectus.

The Fund’s investments may be denominated in the local currency of the respective frontier markets country.  As discussed in more detail below in the “Risks of Investing in Nigeria” and “Currency Risks,” there is a risk associated with holding investments in foreign currency.  For example, Naira, Nigeria’s currency, is subject to capital controls and therefore the Fund has experienced challenges in converting Naira into other currencies, including U.S. dollars.

Also effective immediately, the below paragraphs are added to each of the Principal Investment Risks sections following “Frontier Markets Risks” on pages 4 and 12 of the prospectus.

Risks of Investing in Nigeria.  Nigeria’s foreign exchange policies have resulted in a sustained inability to convert Naira to other currencies, including U.S. dollars, and in the rare and infrequent instances when there is the ready ability to convert Naira to foreign currencies, significant delays have occurred. Recently, the Naira has depreciated significantly against the U.S. dollar. While the Naira experienced a modest depreciation in the official exchange rate, unofficial exchange rates experienced a far steeper depreciation, resulting in a large and sustained divergence between official and unofficial exchange rates. As a result of this divergence, fewer participants have expressed interest in converting U.S. dollars to Naira at the official exchange rate, which has curtailed the ability to convert Naira to U.S. dollars. The inability to (or a delay in the ability to) convert or repatriate Naira will adversely affect the value of and/or ability to convert the Fund’s investments denominated in Naira and may impede the Fund’s ability to satisfy redemption requests in U.S. dollars in a timely manner.

Because the holdings of the Fund are denominated in Naira, and in light of the fact that the Fund is presently unable to readily convert Naira to U.S. dollars, the Fund may be forced to borrow U.S. dollars in order to meet certain obligations of the Fund, including related to qualification as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Such borrowing may increase the Fund’s total expense ratio. If the Fund experiences difficulty borrowing U.S. dollars in order to meet these obligations, the Fund’s ability to qualify as a RIC may be impacted. As of the date of this Prospectus, because the Fund is unable to readily convert Naira to U.S. dollars at the official Nigerian exchange rate, the Fund has conveyed to Authorized Participants that the Fund will honor requests for redemption principally by delivering Naira.

When the Fund holds illiquid investments, its portfolio may be harder to value. Unless and until the Fund is more readily able to convert Naira to U.S. dollars, the Fund will not convert U.S. dollars into additional exposure to Naira-denominated investments, and will opportunistically seek to repatriate U.S. dollars to shareholders through dividends or other distributions to the extent possible. U.S. dollars received by the Fund through creations and repatriations will be used to satisfy fund expenses or will be distributed to shareholders as part of a distribution, including, if necessary a return of capital.

Country Concentration Risks. The Fund may not be diversified among countries or geographic regions and the effect on the Fund’s net asset value of the specific risks identified herein, such as political, regulatory, and currency risks, and risks of investing in Nigeria may be magnified due to concentration of the Fund’s investments in a particular country or region.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2022, and retain it for future reference.